                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CAROLINA FIRST BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        CAROLINA FIRST BANCSHARES, INC.
                              402 EAST MAIN STREET
                        LINCOLNTON, NORTH CAROLINA 28092

                                                                  March 20, 1996



Dear Shareholders:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Carolina First BancShares, Inc. which will be held in the Lincoln Cultural Center, 403 East Main Street, Lincolnton, North Carolina, on Tuesday, April 16, 1996 at 7:00 P.M. local time.

     I hope you are planning to attend the Meeting so that you can vote your shares in person and become acquainted with members of our Board of Directors and our management team. At the Meeting, shareholders will be asked to re-elect seven directors to serve one-year terms. Even if you are planning to attend the meeting, please complete the enclosed proxy card and return it to us so that your shares may be voted. You will still be able to vote your shares in person if you attend the Meeting.

     Your support during the last year is sincerely appreciated, and with your continued support, we look forward to 1996.

     If you have any questions about the Proxy Statement or the 1995 Annual Report, please contact Jan H. Hollar at (704) 732-2222.

     We look forward to seeing you on April 16th.

                                   Sincerely,


                                   /s/ D. Mark Boyd, III
                                   ---------------------
                                   D. Mark Boyd, III
                                   Chairman of the Board






PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY IN THE POSTAGE PREPAID RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                        CAROLINA FIRST BANCSHARES, INC.
                              402 EAST MAIN STREET
                        LINCOLNTON, NORTH CAROLINA 28092


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 to be held on
                                 April 16, 1996

      Notice is hereby given that the 1996 Annual Meeting of Shareholders (the "Meeting") of Carolina First BancShares, Inc. (the "Company"), will be held in the Lincoln Cultural Center, 403 East Main Street, Lincolnton, North Carolina on Tuesday, April 16, 1996 at 7:00 P.M., local time, for the following purposes:

      1.   To re-elect John R. Boger, Jr., D. Mark Boyd, III, James E.
           Burt, III, Samuel C. King, Jr., Harry D. Ritchie, L.D. Warlick, Jr., and Estus B. White to serve as directors of the Company for a one-year term and until their successors are elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The enclosed Proxy Statement explains these proposals. We urge you to read these materials carefully.

      Only those shareholders of record at the close of business on March 15, 1996 are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

      You are cordially invited to attend the Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE UNDERSIGNED AT (704) 732-2222.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSALS PRESENTED.

                                 By Order of the Board of Directors,

                                 /s/ Jan H. Hollar
                                 -----------------
                                 Jan H. Hollar
                                 Secretary





Lincolnton, North Carolina
March 20, 1996

                        CAROLINA FIRST BANCSHARES, INC.
                     PROXY STATEMENT FOR THE ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON APRIL 16, 1996

                                  ____________

                                  INTRODUCTION

        This Proxy Statement is furnished to shareholders of Carolina First BancShares, Inc., a North Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at 7:00 P.M. local time in the Lincoln Cultural Center, 403 East Main Street, Lincolnton, North Carolina on Tuesday, April 16, 1996, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held for the purposes of (i) electing John R. Boger, Jr., D. Mark Boyd, III, James E. Burt, III, Samuel C. King, Jr., Harry D. Ritchie, L. D. Warlick, Jr., and Estus B. White as directors of the Company and (ii) transacting such other business as may properly come before the Meeting.

        The Company's principal executive offices are located at 402 East Main Street, Lincolnton, North Carolina 28092, and the mailing address is P.O. Box 657, Lincolnton, North Carolina 28093, telephone number (704) 732-2222. This Proxy Statement is dated March 20, 1996, and was mailed to shareholders of the Company on or about that date.

SHAREHOLDERS ENTITLED TO VOTE

        Only shareholders of record of the Company at the close of business on March 15, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each share of the $2.50 par value common stock of the Company (herein sometimes referred to as the "Shares") issued and outstanding on the Record Date is entitled to one vote on each proposal, except that in the election of directors, each shareholder may cumulate his votes by giving one candidate the number of votes equal to the number of directors to be elected multiplied by the number of his Shares, or by distributing such number of votes among the candidates. This right of cumulative voting may not be exercised unless a shareholder or proxy holder announces at the Meeting, before the voting for directors commences, his intention to vote cumulatively. If such announcement is made, the chair shall declare that all Shares entitled to vote have the right to vote cumulatively and shall thereupon grant a recess of not less than one nor more than four hours, as he shall determine, or of such other period of time as is unanimously agreed upon. If no such announcement is made, the persons named in the enclosed proxy do not intend to exercise such right to vote cumulatively. However, if cumulative voting occurs at the Meeting, Shares represented by proxies in the accompanying form may be voted cumulatively for fewer than the entire number of nominees for directors listed herein if any such situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

        On the Record Date, there were 1,635,220 Shares issued and outstanding. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and Shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

VOTES REQUIRED

        Electing the nominees for director requires approval by a majority of the votes cast by the Shares entitled to vote at the Meeting, provided a quorum is present at the Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions will be counted, but "broker non-votes" will not be counted, as Shares present for purposes of determining the presence of a quorum. Neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval.

PROXIES

        Shares of Carolina First Common Stock represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted in accordance with the instructions on the proxies. If no instructions are indicated, such proxies will be voted in favor of (i) the election of all nominees for directors, and (ii) in the best judgment of the persons designated in such proxies as to any other matters which may properly come before the Meeting. Shareholders who have given a proxy may revoke it at any time prior to its exercise by (i) giving written notice to Jan H. Hollar at the Company, or
(ii) properly submitting to the Company a properly-executed proxy bearing a later date, or (iii) voting in person at the Meeting.

PRINCIPAL SHAREHOLDERS

        As of February 10, 1996, there were no persons known to the Company who were beneficial owners of more than 5% of the Company's outstanding Shares other than D. Mark Boyd, III, P.O. Box 399, Lincolnton, North Carolina 28093, who is a director of the Company, and who beneficially held on that date 162,652 Shares, or 9.95% of the total Shares outstanding. See "Proposal I - Election of Directors."

        As of February 10, 1996, the number of Shares owned beneficially by all directors and executive officers of the Company as a group (10 persons) was approximately 219,050, or 13.40% of the total Shares outstanding.

PROPOSAL I

ELECTION OF DIRECTORS

        The Company's Board of Directors has nominated the persons named below for re-election as directors to hold office until the next annual meeting of the shareholders of the Company and until their successors shall have been elected and qualified. It is believed that all of the nominees will be available and able to serve as directors. If for any reason any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for substitutes proposed by the Company's Board of Directors.

        Under the Company's Bylaws, the Board of Directors of the Company shall consist of not less than three nor more than twenty-five members, the number of which shall be fixed and determined from time to time either by resolution of the Board of Directors or by resolution of the shareholders. At the 1990 Annual Meeting of Shareholders, the shareholders approved a proposal fixing the number of directors at nine. The Company has nominated only seven persons to serve as directors, leaving two vacancies on the Board. The Company continues to evaluate possible expansion or other business opportunities through mergers, consolidations, acquisitions, or other transactions. Vacancies provide the Board with flexibility, in its discretion, to fill any or all such vacancies, by a majority vote of the Board, in the event of such a transaction or for other appropriate purposes. Proxies may not be voted for more than seven nominees at the Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SEVEN NOMINEES FOR RE-ELECTION OF DIRECTORS.

      The following table sets forth certain information regarding the nominees for re-election as directors.



NAME, AGE AND YEAR FIRST                                                         BENEFICIAL OWNERSHIP OF SHARES
ELECTED OR APPOINTED A                 PRINCIPAL EXPERIENCE                      AND PERCENTAGE OF OUTSTANDING
DIRECTOR OF THE COMPANY             DURING THE PAST FIVE YEARS                             SHARES (1)
-------------------------           --------------------------                                  ----------
John R. Boger, Jr. (67)           Mr. Boger is a partner in the                            3,747(2)
         1992                     law firm of Williams, Boger,                                 *
                                  Grady, Davis & Tuttle,
                                  * P.A., Concord, North Carolina.
                                  Mr. Boger is the Chairman of the
                                  Board of Directors of the
                                  Company's subsidiary Cabarrus
                                  Bank of North Carolina
                                  ("Cabarrus Bank"), and a past
                                  President of the Concord Rotary
                                  Club and the Concord/Cabarrus
                                  Chamber of Commerce.



D. Mark Boyd, III (58)            Mr. Boyd has served as                                 162,652(3)
         1989                     Chairman of the (3) Board                                 9.95%
                                  and Chief Executive
                                  Officer of the Company
                                  since its organization
                                  in 1989. Mr. Boyd has served as
                                  Chairman of the Board of the
                                  Company's subsidiary Lincoln Bank
                                  of North Carolina ("Lincoln Bank")
                                  since 1983.   Mr. Boyd served as
                                  Interim President of Lincoln Bank
                                  from November 1989 to June 1990.
                                  Since 1993,  Mr. Boyd has
                                  served as a member of the North
                                  Carolina Banking  Commission.
                                  Mr. Boyd's principal occupations
                                  have been President of Times Oil
                                  Corporation a fuel and heating
                                  oil distributor, since 1965 and
                                  director of Kentucky Fried
                                  Chicken of Lincolnton, Inc.,
                                  a fast food restaurant franchise,
                                  since 1968.  Since 1974, Mr. Boyd
                                  has served as a director of
                                  Carolina Mills, Inc., a
                                  manufacturer of yarn, cloth and
                                  furniture in Maiden, N.C. which has
                                  a class of securities registered
                                  under the Securities and Exchange
                                  Act of 1934 (the "1934 Act").  Mr.
                                  Boyd Was also an organizer and
                                  director of First Gaston  Bank of
                                  North Carolina, in  which the
                                  Company owns 17% of its common stock.
                                  First Gaston Bank's common stock is
                                  registered under the 1934 Act.


James E. Burt, III (58)           Mr. Burt has been President of the                    22,434(4)
         1990                     Company and Lincoln Bank and Chief                      1.37%
                                  Executive Officer of Lincoln Bank
                                  since  1990.


NAME, AGE AND YEAR FIRST                                                         BENEFICIAL OWNERSHIP OF SHARES
ELECTED OR APPOINTED A                 PRINCIPAL EXPERIENCE                      AND PERCENTAGE OF OUTSTANDING
DIRECTOR OF THE COMPANY             DURING THE PAST FIVE YEARS                             SHARES (1)
-------------------------           --------------------------                             ----------
Samuel C. King, Jr. (48)           Mr. King has served as President of                     9,929(5)
         1989                      King's Office Supply, Inc., an office                       *
                                   supply company in Lincolnton, since
                                   1977.  He has served as a director of
                                   Lincoln Bank since 1983 and Vice Chairman
                                   since 1992.

Harry D. Ritchie (62)              Mr. Ritchie has been the owner of Ritchie               6,961(6)
         1989                      Brothers Dairy Farm since 1955.  He has                     *
                                   served as a director of Lincoln Bank since
                                   1983.

L. D. Warlick, Jr. (56)            Mr. Warlick is the President of Warlick               21,892(7)
         1992                      Funeral Home, Lincolnton, North Carolina.               1.34%
                                   Mr. Warlick is a past President of the
                                   Lincolnton Rotary Club, Lincoln County
                                   Chapter of the American Red Cross and
                                   United Way Chairman. He has served as a
                                   director of Lincoln Bank since 1983.

Estus B. White (65)                Mr. White is the retired Clerk of Superior              9,999(8)
         1992                      Court for  Cabarrus County, North Carolina                  *
                                   Mr. White is a past president of the
                                   Kannapolis Merchants Association.  He has
                                   served as a director of Cabarrus Bank
                                   since 1980.


-----------------------

(*)  Less than one percent of outstanding Shares.

(1) Information relating to beneficial ownership of Shares is based upon "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission ("SEC") under Section 13(d) of the 1934 Act. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest.

(2) Includes 190 Shares held by members of Mr. Boger's immediate family, as to which Shares Mr. Boger may be deemed to share voting and investment power.

(3) Includes 54,301 Shares held by three corporations of which Mr. Boyd is a director, president and majority shareholder, 5,038 Shares held by a profit sharing plan of one such corporation, for which Mr. Boyd is a member of the Plan Committee, and 27,698 Shares held by members of Mr. Boyd's immediate family. As to these Shares, Mr. Boyd maybe deemed to share voting and investment power; however, Mr. Boyd disclaims beneficial ownership as to the 17,184 Shares held by his wife and one of his sons.


(4) Includes 1,511 Shares owned by Mr. Burt's wife, as to which Mr. Burt maybe deemed to share voting and investment power.

(5) Includes 324 Shares held by a corporation of which Mr. King is president and principal shareholder and 4,562 Shares held by Mr. King's family, as to which Shares Mr. King maybe deemed to share voting and investment power.

(6) Includes 2,936 Shares owned jointly with Mr. Ritchie's wife, as to which Shares Mr. Ritchie maybe deemed to share voting and investment power.

(7) Includes 1,110 Shares held by a corporation of which Mr. Warlick is a director and president, 5,416 Shares held by Mr. Warlick's wife and family members, as to which Shares Mr. Warlick maybe deemed to share voting and investment power.

(8) Includes 6,564 Shares owned jointly with Mr. White's wife, as to which Mr. White maybe deemed to share voting and investment power.


MEETINGS OF THE BOARDS OF DIRECTORS AND COMMITTEES

    During 1995, the Company's Board met seven times. Each director attended at least 75% of the aggregate number of meetings of the Company's Board and its committees. Each member of the Company's Board who was not an employee of the Company or its subsidiaries received $150 for each Board meeting attended.

    The Board of Directors currently has four standing committees - an Executive Committee, Stock Option Committee, Audit Committee and Nominating Committee. The Executive Committee is comprised of Messrs. Boyd, King and Ritchie, acts on behalf of the full Board when it is impracticable for the full Board to meet. The Executive Committee met seven times in 1995 and each member received $100 for each committee meeting attended. The Stock Option Committee administers the Company's Stock Option plans and is comprised of Messrs. Boger, Boyd, and Ritchie. The Stock Option Committee met one time in 1995. The Audit Committee reviews all control functions and is comprised of Messrs. King, Warlick and White. The Audit Committee also recommends on an annual basis to the Board of Directors a public accounting firm to be engaged as independent auditors for the Company for the next fiscal year, reviews the plan for the audit engagement, and reviews financial statements, internal audit plans and reports, financial reporting procedures, and reports of regulatory authorities. This Committee periodically reports to the Board of Directors. The Audit Committee met four times in 1995. Each member of the Stock Option and Audit Committees received $75 for each meeting attended. The Nominating Committee nominates officers and directors of the Company. While nominees recommended by shareholders may be considered, this Committee has not actively solicited recommendations nor established any procedures for such purpose. The Nominating Committee, which is comprised of Messrs. Boyd, King and Ritchie, met two times in 1995, and each member received $100 for the meeting.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

    The following table sets forth certain elements of compensation for the chief executive officer and the other most highly named compensated executive officer (collectively, the "named executive officers") for each of the last three calendar years:

                          Summary Compensation Table



                                         Annual Compensation
                                         --------------------
                                                                           All Other
                                              Salary        Bonus        Compensation
Name and Position                 Year         ($)           ($)             ($)
        (a)                        (b)         (c)           (d)             (i)
--------------------------       -----      --------       -------       -------------
D. Mark Boyd, III
Chief Executive Officer           1995       14,400            --          1,293 (2)

                                  1994       11,420            --             --

                                  1993        4,909            --          1,850 (1)

James E. Burt, III
President                         1995      134,852        20,754         18,691 (2)

                                  1994      132,208        16,689         16,145 (2)

                                  1993      126,808        16,224         15,652 (2)

(1) Constitutes compensation for attendance at Board and Committee meetings as described herein under "Meeting of the Boards of Directors and Committees."

(2) Amounts shown consist of the Company's profit sharing contribution, matching contribution to the Carolina First BancShares Profit Sharing Plan and amounts contributed by the Company to the Deferred Compensation Trust for Carolina First BancShares, Inc. and Subsidiaries on behalf of the named executive officers.

                   AGGREGATED OPTIONS/SARS EXERCISED IN 1995
                      AND 1995 YEAR-END OPTION/SAR VALUES

     The following table shows stock option exercises by the named executive officers during 1995, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1995. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock.



                                               Number of      Value
                                               Securities     Unexercised
                                               Unexercised    In-the-Money
                                               Options/SARs   Options/SARs
                                                  at             at
                        Shares                 FY-End (#)     FY-End ($)
                        Acquired     Value     Exercisable/   Exercisable/
    Name                on Exercise  Realized  Unexercisable  Unexercisable
    (a)                    (b)          (c)        (d)              (e)
    ------------------  -----------  --------  -------------  --------------
    D. Mark Boyd, III       --          --             0/0       $      0/$0

    James E. Burt, III      --          --        53,481/0       $896,343/$0


EMPLOYMENT AGREEMENTS

     On May 14, 1990, Lincoln Bank entered into an employment contract with James E. Burt, III. This agreement was amended and assigned to the Company on July 1, 1992. The contract, as amended, provides that Mr. Burt shall remain employed by the Company through December 31, 1996, unless sooner terminated under the terms thereof.

     Either the Company or Mr. Burt may terminate the employment contract at any time upon sixty days prior written notice. The contract may also be terminated at the election of the Company for cause, or by reason of Mr. Burt's death or disability. In the event employment is terminated without cause by the Company prior to December 31, 1996, the Company shall continue to pay his annual salary and provide certain benefits (except for the annual bonus) for a period of twelve months after such termination (or until December 31, 1996, whichever occurs earlier) as severance pay.

     In the event the Company experiences a "change in control", as defined in the employment contract, Mr. Burt shall receive a lump-sum payment equal to his annual salary and maximum bonus potential for the year in which the change in control occurs (in addition to his regular compensation if he remains in the Company's employ after the change in control). In certain circumstances, if Mr. Burt's employment is terminated after a change in control, he may be entitled to receive various benefits and compensation for a period of up to 24 months.

     On July 1, 1992, the Company also entered into a Deferred Compensation Agreement with Mr. Burt. This agreement provides that if Mr. Burt retires from the Company at age 65, or if his employment is terminated without cause after, or within 12 months of, a change in control involving the Company, Mr. Burt shall receive certain payments for up to 120 months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Committee of the Board of Directors serves as the Company's Compensation Committee. Each of D. Mark Boyd, III and James E. Burt, III served on the Board of Directors while serving as an executive officer of the Company during 1995, but abstained from deliberations relating to Company decisions that specifically related to them.

BOARD AND EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Executive compensation at the Company is primarily cash based. Stock related compensation is also available in the form of incentive stock options and stock appreciation rights under the Carolina First BancShares, Inc. 1990 Stock Option and Stock Appreciation Rights Plan. Salaries are determined by assigning job grades based on an assessment of the level of responsibilities and duties to be performed, and these grades and pay levels, except for the officers named above, were reviewed and revised in certain cases by the Executive Committee in 1995. For each of the 33 job grades used by the Company, a salary range is assigned utilizing an entry level, midpoint and maximum level. Officers are evaluated at least once a year, and a performance rating is determined by valuing performance against certain pre-determined principal job responsibilities and a list of standard performance criteria. This evaluation produces a numerical rating which is factored into a salary matrix to suggest the amount of adjustment the officer should receive. Determination of salaries and salary adjustments is made by the Executive Committee of the Board of Directors which refer all officer salaries to the full Board for final approval.

     The Company also has a cash incentive compensation plan for executive officers. This plan is based in part on Company performance and in part on individual performance. Final determination of performance levels is made by the personnel committee of the Board of Directors which refer the incentive compensation plan to the full Board for approval at the Bank levels. The executive committee at the Company level reviews the incentive compensation plan.

     The chief executive officer received compensation in lieu of fees for attendance at Board and Committee meetings as described above under "Meetings of the Board of Directors and Committees". The president received only cash compensation and has not been granted stock options/SARs in the last fiscal year.


            D. Mark Boyd, III           Harry D. Ritchie
            John R. Boger, Jr.          L.D. Warlick, Jr.
            James E. Burt, III          Estus B. White
            Samuel C. King, Jr.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative return on Standard & Poor's 500 Stock Index ("S&P 500") and The Carson Medlin Company's Southeastern Independent Bank Index ("Independent Bank Index").

     The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 21 independent community banks located in the southeastern states of Florida, Georgia, North Carolina, South Carolina, Tennessee, and Virginia. The banks included are:


         Name                                        City             State
         ----                                        ---------        -----

         Citi-BancShares, Inc.                       Leesburg         FL
         Southwest Banks, Inc.                       Naples           FL
         Seacoast Banking Corporation of  Florida    Stuart           FL
         Capital City Bank Group, Inc.               Tallahassee      FL
         Fidelity Southern Corp.                     Atlanta          GA
         First Commercial Holding Corp.*             Asheville        NC
         First Charter Corp.                         Concord          NC
         Bank of Granite Corp.                       Granite Falls    NC
         Carolina First BancShares, Inc.             Lincolnton       NC
         Triangle Bancorp, Inc.                      Raleigh          NC
         FNB Financial Services Corp.                Reidsville       NC
         First Bancorp                               Troy             NC
         Carolina First Corp.                        Greenville       SC
         Pioneer Bancshares, Inc.                    Chattanooga      TN
         Wes-Tenn Bancorp, Inc.                      Covington        TN
         National Bankshares, Inc.                   Blacksburg       VA
         First National Bank                         Christiansburg   VA
         American National Bankshares, Inc.          Danville         VA
         George Mason Bankshares, Inc.               Fairfax          VA
         Planters Bank & Trust Company               Staunton         VA
         F&M National Corp.                          Winchester       VA

         ----------
         (*) Acquired by Centura Bank, Inc.


                       Carolina First BancShares, Inc.
                         Five Year Performance Index





                                   [GRAPH]



                                          1990   1991  1992  1993  1994  1995
                                          ----   ----  ----  ----  ----  ----
     Carolina First BancShares, Inc.      100     85    89   127   173    250
     Independent Bank Index - Weighted    100    111   152   188   225    299
     S&P 500 Index                        100    131   141   155   157    215

CERTAIN TRANSACTIONS

     Certain Company directors, officers and principal shareholders, and their associates, were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 1995. Some of the directors of the Company or its subsidiaries are directors, officers, trustees or principal securities holders of corporations or other organizations which also were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 1995.

     All outstanding loans and other transactions with the directors, officers and principal shareholders of the Company and its subsidiaries were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectibility or present other unfavorable features. In addition to banking and financial transactions, the Company or its subsidiaries may have had additional transactions with, or used products or services of, various organizations of which directors of the Company and its subsidiaries are associated. The Company provided data processing and other services to First Gaston Bank, during 1995, for which First Gaston Bank paid $125,537. The Company is the largest shareholder of First Gaston Bank and the Company's Chairman is a director of First Gaston Bank. See "PROPOSAL 1 Election of Directors". Except for the transactions with First Gaston Bank, the amounts involved in such noncredit transactions have in no case been material in relation to the business of the Company, its subsidiaries or such other organizations. It is expected that the Company and its subsidiaries will continue to have similar transactions in the ordinary course of its business with such individuals and their associates in the future.

     For information about transactions with D. Mark Boyd, III, and James E. Burt, III, Directors of the Company and the Bank, see "Compensation Committee Interlocks and Insider Participation".

     Securities rules and regulations require certain reports to be filed by directors and executive officers. To the knowledge of the Company, all filings were made on a timely basis.

                                 MISCELLANEOUS

SHAREHOLDER PROPOSALS

     Any proposal which a Company shareholder intends to be presented at the annual meeting of shareholders to be held in 1997 must be received by the Company on or before November 20, 1996. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

OTHER MATTERS

     Management does not know of any matters to be brought before the Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company or its subsidiaries, personally, by telephone, telegraph or facsimile or other electronic means. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials and 1995 Annual Report to principals and obtaining their instructions.

AVAILABILITY OF ANNUAL REPORT

     THE COMPANY, UPON REQUEST, WILL PROVIDE SHAREHOLDERS WITH COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SEC. SHAREHOLDERS SHOULD DIRECT THEIR REQUESTS TO: CAROLINA FIRST BANCSHARES, INC., P.O. BOX 657, LINCOLNTON, NORTH CAROLINA 28093, ATTENTION:
MS. JAN H. HOLLAR, SECRETARY.

P
R
O
X
Y
                                                                     APPENDIX A

                        CAROLINA FIRST BANCSHARES, INC.
                           LINCOLNTON, NORTH CAROLINA
                         ANNUAL MEETING OF SHAREHOLDERS
    The undersigned shareholder of Carolina First BancShares, Inc. (the "Company"), Lincolnton, North Carolina, hereby constitutes and appoints John H. Morrison, Jr., Walter H. Jones, Jr., Betty B. Setzer, and James R. Beam, or any of them, each full power of substitution, to vote the number of shares of Company common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at 7:00 P.M., local time in the Lincoln Cultural Center at 403 East Main Street, Lincolnton, North Carolina on Tuesday, April 16, 1996, or at any adjournments thereof (the "Meeting"), upon the proposals as described in the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated March 20, 1996, the receipt of which is acknowledged, in the manner specified below.

(1) ELECTION OF DIRECTORS. To elect John R. Boger, Jr., D. Mark Boyd, III, James
    E. Burt, III, Samuel C. King, Jr., Harry D. Ritchie, L. D. Warlick, Jr., and Estus B. White to serve as directors until the next annual meeting of shareholders of the Company and until their successors are elected and qualified.

    FOR / /      WITHHOLD AUTHORITY / /

    To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

(2) OTHER PROPOSALS: In their sole discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                           (Continued on other side)

                          (Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
                                           Dated:                        , 1996
                                                  -----------------------
                                                    Month          Day

                                            -----------------------------------
                                                 Signature of Shareholder


                                            -----------------------------------
                                               Signature of Other Shareholder
                                                     (if held jointly)

                                            -----------------------------------
                                            Printed or type written name(s) of
                                                      Shareholder(s)

                                           PLEASE SIGN EXACTLY AS YOUR NAME
                                           APPEARS ON YOUR STOCK CERTIFICATE AND
                                           DATE. WHEN SHARES ARE HELD JOINTLY,
                                           EACH SHAREHOLDER SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE, OR GUARDIAN, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME BY
                                           PRESIDENT OR OTHER AUTHORIZED
                                           OFFICER. IF A PARTNERSHIP, PLEASE
                                           SIGN IN PARTNERSHIP NAME BY
                                           AUTHORIZED PERSON.

THIS PROXY IS SOLICITED ON BEHALF OF CAROLINA FIRST BANCSHARES, INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.